--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         STATEMENT RE CHANGE IN MAJORITY
                       OF DIRECTORS PURSUANT TO RULE 14f-1
                               UNDER SECTION 14(f)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File No. 333-121070

                                ABC FUNDING, INC.
                    (Exact name of registrant in its charter)

            NEVADA                                       56-2458730
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                      9160 South 300 West, Sandy, UT 84070
           -----------------------------------------------------------
           (Address of principal executive office, including Zip Code)

                 Registrant's telephone number - (801) 601-2138

         Securities registered under Section 12(g) of the Exchange Act:

                          COMMON STOCK, $.001 PAR VALUE
                          -----------------------------
                              (Title of each class)

--------------------------------------------------------------------------------

The number of shares outstanding of each of the Company's classes of common stock, as of March 31, 2006 is 10,000,000 shares, all of one class, $.001 par value per share. Of this number, 740,000 shares were held by non-affiliates of the Company

The Company's common stock has not traded on the OTCBB or elsewhere and, accordingly, there is no aggregate "market value" to be indicated for such shares. The "value" of the 740,000shares held by non-affiliates, based upon the book value as of March 31, 2006 is minimal.

*Affiliates for the purpose of this item refers to the Company's officers and directors and/or any persons or firms (excluding those brokerage firms and/or clearing houses and/or depository companies holding Company's securities as record holders only for their respective clienteles' beneficial interest) owing 5% or more of the Registrant's common stock, both of record and beneficially.

--------------------------------------------------------------------------------

             INFORMATION STATEMENT PURSUANT TO SECTION 14(f) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 AND RULE 14F-1

We are furnishing this Information Statement to all of the holders of record of our common stock, $.001 per value, at the close of business on April 13, 2006.

           This notice is required by Section 14(f) of the Securities
 Exchange Act of 1934 (the "Exchange Act") and Rule 14f-1 of the Securities and
                          Exchange Commission ("SEC").

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            NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS
             REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

--------------------------------------------------------------------------------

                                  INTRODUCTION

      This Information Statement sets forth the change in the majority of the Company's board of directors effected by that certain Stock Transaction described below, and contains related biographical and other information concerning the Company's executive officers, directors and certain beneficial holders. This Information Statement is being filed with the Securities and Exchange Commission ("SEC") and delivered to stockholders holding all 10,000,000 of the issued and outstanding shares of common stock, par value $.001 per share, of ABC Funding, Inc. ("ABC" or the "Company"), representing all of the shares otherwise entitled to vote at a meeting of stockholders for the election of the Company's directors.

      However, because the Company's articles of incorporation and by-laws permit vacancies in its board of directors (the "Board") to be filled by a majority of the remaining directors, the holders of the Company's shares of common stock receiving this Information Statement are not being asked to vote or take any other action with respect to the transactions described by this Information Statement.

      All Company filings, and exhibits thereto, may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Company filings may be obtained from the SEC's website at http://www.sec.gov. Upon the completion of the Stock Purchase (as defined below), the Company will file a report on Form 8-K with the SEC concerning the Change in Control of the Company and the Departure and Election of Directors at the Company.

                         CHANGE IN MAJORITY OF DIRECTORS

      On April 3, 2006, ABC Funding, Inc. (the "Company" or "ABC") entered into a stock purchase agreement (the "Purchase Agreement") with Energy Ventures, Inc. (the "Purchaser") and those selling shareholders of the Company, as Sellers, named (and defined) therein, including, without limitation, the Company's Chief Executive Officer, chairman and principal shareholder with 9,160,000 shares of the Company's common stock, Harold Barson. Under the terms of the Purchase Agreement, for and in consideration of $500,000 and other good and valuable consideration the Sellers agreed to sell, and the Purchaser agreed to acquire, a total of 9,468,000 shares of the common stock, $.001 par value, of the Company, constituting approximately 94.68% of the shares of the Companys then issued and outstanding (the "Stock Transaction").

      As contemplated by the Stock Transaction, at the Effective Date (as defined below) Jeffrey Brown and Harold Barson shall resign from ABC's Board and, prior to their resignations, shall elect each of Alan Gaines and Steve Barranachea to fill the vacancies left by such pending resignations in accordance with Section 3.03 of the Company's by-laws. Messrs. Gaines and Barranachea will take office as directors upon the later to occur of (i) the Closing Date set forth (and defined) in the Purchase Agreement and (ii) subject to completion of the Stock Transaction, the expiration of the statutory ten (10) day waiting period following the filing by the Company with the SEC of this Information Statement pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, relating to the change in control of the Board occasioned by their election to the Board (the "Effective Date"). In anticipation thereof, each of Jeffrey Brown and Harold Barson has submitted notice of his pending resignation from the Board, effective subject to and only upon the Effective Date.

                         SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding beneficial ownership of the common stock of the Company by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock as of March 31, 2006; (ii) each director and executive officer of the Company as of March 31, 2006; (iii) all officers and directors of the Company as a group as of March 31, 2006; and (iv) all proposed beneficial owners, directors and officers (individually and as a group) of the Company after giving effect to the Stock Transaction. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC.

      Name and Address (1)            Shares of ABC Stock      Percentage      Shares of ABC Stock      Percentage
      Of Beneficial Owner          Beneficially Owned Prior    of Class(2)   Beneficially Owned After   of Class(2)
      --------------------         to the Stock Transaction    -----------    the Stock Transaction     -----------

Harold Barson (3)                          9,160,000             91.6 %                 0                   0%

Jeffrey Brown (3)                           100,000              1.0 %                  0                   0%

Alan Gaines (4)                                0                  0 %             9,468,000 (5)           94.68%

Steve Barranachea (4)                          0                  0 %             9,648,000 (5)           94.68%

 Energy Ventures, Inc.                         0                  0 %               9,468,000             94.68%

Executive Officers and Directors
as a Group                                 9,260,000             92.6 %           9,468.000 (5)           94.68%

----------
(1) The address for each person is c/o ABC Funding, Inc., 9160 South 300 West, Sandy, UT 84070

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this report upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this report have been exercised.

(3) Messrs. Barson and Brown will resign from the Board effective as of the Effective Date.

(4) Messrs. Gaines and Barranachea will be elected to fill director vacancies on the Board, effective on the Effective Date.

(5) Messrs. Gaines and Barranachea are indirect owners of 9,468,000 shares of the Company's common stock by reason of their control of Energy Ventures, Inc., a company in which they serve as directors and Mr. Gaines owns a majority of its issued and outstanding shares of common stock.

      Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by the owners, have sole investment and voting power over to the shares.

                        DIRECTORS AND EXECUTIVE OFFICERS

Management

      At the Effective Date, the resignations of Jeffrey Brown and Harold Barson, current directors of the Company, will become effective and the election to the Board of Messrs. Gaines and Barranachea will become effective. The following table sets forth information regarding the current executive officers and directors of the Company and the executive officers and directors of the Company following the completion of the Stock Transaction and the Effective Date.

      ABC's existing management consists of:

Name                          Age           Title
----                          ---           -----
Harold Barson                 56            President, Chief Executive Officer,
                                            Chief Financial Officer and chairman
Jeffrey Brown                 50            Director, Secretary and Treasurer

Harold Barson -

      Mr. Barson is the Chief Executive Officer, Chief Financial Officer and chairman of the board of directors of the Company. As the initial shareholder, he founded the Company in May 2004 to succeed ABC Funding, an unincorporated entity previously founded by him in May 2002. Since 1995, Mr. Barson has held the position of loan originator or loan officer as follows: (i) from 1995 to 1998, served as loan originator with Full Court Financial; (ii) from 1999 to September 2001, served as loan officer with New World Mortgage; and (iii) from October 2001 through April 2002, served as loan officer with American Union Mortgage. Each of these three companies is located in the State of Utah.

      On November 14, 2002, the Division of Securities of the Department of Commerce of the State of Utah initiated a Petition For Order Revoking License (Docket No.: SB-02-0158) In the Matter of the License of: Harold Barson, CRD # 2425848, Respondent in order to revoke the Broker/Dealer License of Mr. Barson; Mr. Barson having been licensed in Utah as a broker-dealer agent with Washington Square Securities, Inc. ("WSSI") from June 1998 until September 2001. Such Petition was based upon a complaint filed with the NASD in June 2002 whereby two individuals alleged that Mr. Barson gave them a business card indicating both his name and that of Cornerstone Financial Services ("Cornerstone") and further alleged that Mr. Barson attempted to engage them in some form of business transaction whereby they could receive twenty (20%) percent back on their investments. No such transaction ever took place.

      The fact that Mr. Barson's name appeared on a Cornerstone business card in and of itself allegedly violated his written agreements with WSSI by failing to give prior written notice and to receive written approval from WSSI prior to participating in any private Stock Purchase related to Cornerstone, notwithstanding complainant's acknowledgement that no such transaction ever took place. Assuming the allegations to be accurate, Mr. Barson, by signing WSSI's handbook acknowledgement form and related forms certified that he had read the compliance handbook, agreed to comply with WSSI polities and procedures, and agreed to sell only those securities approved in writing by WSSI.

      The Utah Administrative Code ("UAC") provides for licensee revocation if the Director finds that the licensee (Mr. Barson) "engaged in dishonest or unethical practices in the securities business" which practices include (at R164-6-1g(C) and (D) of the UAC) "effecting Stock Purchases not recorded on the regular books or records of the broker-dealer which the agent represents, in the case of agents of broker-dealers, unless the transactions are authorized in writing by the broker-dealer prior to execution of the transaction."

      The allegations referred to herein were deemed to come within the pervue of the UAC Sections heretofore referred to. Notwithstanding the fact that at the time of the proceeding, Mr. Barson was not currently licensed in Utah (such license having been terminated by WSSI November 8, 2001), the Utah Division of Securities nevertheless had the right to initiate the proceeding referred to herein in order to revoke Mr. Barson's license within one year of his withdrawal of same and did so.

      None of the events surrounding the Petition involved ABC Funding, Inc. in any way, nor does ABC's name appear in any of the documents referred to in the Petition.

Jeffrey Brown -

      Mr. Brown became an officer and director of the Company in 2004. At present, he serves as Treasurer and Secretary of the Company as well as a board member, the later position from which he has tendered his resignation as of the Effective Date. From 1973 through 2002 he was a customer service representative and manager for Larry H. Miller Ford in Salt Lake City, Utah; from January 2002 to March 2003 he was a mortgage loan processor and officer for Intermountain Mortgage Co.; and from March 2003 he has been a customer service representative for LaPoint Ford in Murray, Utah. Mr. Brown attended the University of Utah.

      At the Effective Date, ABC management shall consist of:

Name                          Age           Title
----                          ---           -----
Alan Gaines                   50            Chief Executive Officer and chairman
Steve Barranachea             46            Secretary and Director

Alan Gaines -

      Mr. Gaines will serve as Chief Executive Officer of the Company and Chairman of the Board upon the Effective Date. For the past five years, Mr. Gaines has served as President and CEO of Proton Capital LLC, a privately held merchant and investment banking firm. Since April 2005, Mr. Gaines presently serves as Chief Financial Officer and Chairman of Baseline Oil & Gas Corp., a public company, where he had previously served as Vice Chairman. Mr. Gaines also presently serves as a member of the board of directors for Dune Energy, Inc., a public company. In 1983, Mr. Gaines founded Gaines, Berland Inc., a full service brokerage firm and investment bank specializing in global energy markets, with particular emphasis given to small to mid-capitalization exploration and production, pipeline, midstream, and oilfield services companies. Mr. Gaines served as President of Gaines, Berland from 1983 to 1998. Mr. Gaines holds a BBA in Finance from Baruch College, and an MBA ("With Distinction") from the Zarb School, Hofstra University School of Management.

Steven Barrenechea -

      Mr. Barrenechea will serve as Secretary and Director of the Company upon the Effective Date. Mr. Barrenechea is COO of Coast to Coast Catering Company, an upscale catering service. Since May 2001, Mr. Barrenechea has served as a Director for Dune Energy, Inc., a public company. From April 2005 to January 2006, Mr. Barrenechea also served as a Director of Baseline Oil & Gas Corp., another public company. Mr. Barrenechea is a member of the Board of Directors of the Creative Coalition, The Milford (Connecticut) Red Cross, and The Child Guidance Center of Fairfield County. Mr. Barrenechea holds a BBA from New York University.

Board of Directors: Compensation and Meetings

      All directors hold office until the completion of their term of office, which is not longer than one year, or until their successors have been elected. All officers are appointed annually by the board of directors and, subject to any existing employment agreement, serve at the discretion of the board. Currently, directors receive no compensation. Upon the Effective Date, the terms of the directors serving on the Board shall continue until June 30, 2006 and until their respective successors are duly elected and qualified

      All directors will be reimbursed by ABC for any expenses incurred in attending directors' meetings provided that ABC has the resources to pay these fees. ABC will consider applying for officers and directors liability insurance at such time when it has the resources to do so.

      The Board of Directors did not meet in the 2005 fiscal year.

Committees of the Board of Directors

      Concurrent with having sufficient members and resources, the ABC board of directors will establish an audit committee and a compensation committee. The audit committee will have a designated Audit Committee Financial Expert and be responsible to review the results and scope of the audit and other services provided by the independent auditors and review and evaluate the system of internal controls. The compensation committee will manage the stock option plan and review and recommend compensation arrangements for the officers.

      No final determination has yet been made as to the memberships of these committees or when we will have sufficient members to establish committees.

                             EXECUTIVE COMPENSATION

Executive Officers and Directors

      The only officer or director who received compensation in fiscal years ended June 30, 2005 and 2004 was the president, Harold Barson, who received compensation of $32,846 and $19,160 in 2005 and 2004, respectively; all of which relates to origination fees for loans originated by him.

      No director, officer or employee has a contract or commitment to receive annual compensation in excess of $100,000.

      The following sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended June 30, 2004 and 2005 paid to the Company's Chief Executive Officer ("CEO") and the Company's four most highly compensated executive officers, if any, other than the CEO whose total compensation during fiscal year 2005 exceeded $100,000 and who were serving as executive officers at the end of the 2005 fiscal year (collectively, the "Named Executive Officers").

EXECUTIVE COMPENSATION IN LAST FISCAL YEAR

                                                                Long Term Compensation
                                                            ------------------------------
                                 Annual Compensation               Awards          Payouts
                               -----------------------      --------------------   -------
                                          Non-Cash          Restricted  Options/   LTIP       All
Name & Position      Year      Salary     Bonus  Other      Stock       SARs       Payouts    Other
---------------      ----      ------     -----  -----      -----       --------   --------   -----
Harold Barson,       2005      $ 32,846    None   None       None         None       None      None
President            2004      $ 19,160    None   None       None         None       None      None

STOCK OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth stock options granted to the Named Executive Officers as of June 30, 2005.

            Number of Options     % of Total Options                                 Grant
            Granted in Fiscal     Granted to Employees    Exercise     Expiration    Value $
Name        Year ended 6/30/05    in Fiscal Year 2005     ($/Share)    Date
--------------------------------------------------------------------------------------------
                                            None.

OPTION EXERCISES DURING, AND STOCK OPTIONS HELD AT END OF FISCAL 2001

      The following table indicates the total number and value of exercisable stock options held by the Named Executives during the 2005 fiscal year.

                                                   Value of Unexercised
             Number of Unexercised                 In-The-Money Options
             Options at Fiscal Year End            At Fiscal Year End (1)
Name         Exercisable    Unexercisable     Exercisable        Unexercisable
--------------------------------------------------------------------------------
                                      None

      ABC currently has no formal written salary arrangement with its president and, while no specific annual salary or length of employment has been determined, ABC anticipates providing an annual salary not to exceed $100,000 commencing with the hopeful successful expansion of business. The salary will be paid out of revenues, if any, or accrued if sufficient cash is not available to make payments. Each officer and director will be paid a negotiated percentage of profits for the loans that they originate and close. They will receive no other compensation from ABC until it is operating profitably. There are no written arrangements or any compensation paid to officers or directors other than as set forth above.

Stock Option Plan

      Pursuant to the May 14, 2004 board of directors' approval and subsequent stockholder approval, ABC adopted our 2004 Non-Statutory Stock Option Plan (the "Plan") whereby we reserved for issuance up to 1,500,000 shares of our common stock. Non-Statutory Stock Options do not meet certain requirements of the Internal Revenue Service as compared to Incentive Stock Options which meet the requirements of Section 422 of the Internal Revenue Code. Nonqualified options have two disadvantages compared to incentive stock options. One is that recipients have to report taxable income at the time that they exercise the option to buy stock, and the other is that the income is treated as compensation, which is taxed at higher rates than long-term capital gains. We may file a Registration Statement on Form S-8 so as to register those 1,500,000 shares of common stock underlying the options in the Plan.

      As of March 31, 2006, no options have been issued under the Plan.

      As previously indicated, the board of directors, on May 14, 2004, adopted the Plan so as to provide a long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of ABC and our subsidiaries, if any. The board of directors believes that our policy of granting stock options to such persons will provide us with a potential critical advantage in attracting and retaining qualified candidates. In addition, the Plan is intended to provide us with maximum flexibility to compensate plan participants. We believe that such flexibility will be an integral part of our policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The board of directors believes that important advantages to ABC are gained by an option program such as the Plan which includes incentives for motivating our employees, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

      The principal terms of the Plan are summarized below; however, it is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Plan, a copy of which has been filed as an exhibit to our registration statement of which this prospectus is a part.

Summary Description of the ABC Funding Inc, Inc. 2004 Non-Statutory Stock Option Plan

      The purpose of the Plan is to provide directors, officers and employees of, as well as consultants, attorneys and advisors to, ABC and our subsidiaries, if any, with additional incentives by increasing their ownership interest in ABC. Directors, officers and other employees of ABC and our subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by us and consultants, attorneys and advisors to us providing valuable services to us and our subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to us and/or our subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended. Further, NSO's have two disadvantages compared to ISO's in that recipients of NSOs must report taxable income at the time of NSO option exercise and income from NSO's is treated as compensation which is taxed at higher rates than long-term capital gains.

      Our board of directors or a compensation committee (once established) will administer the Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the board of directors and/or compensation committee), such options shall terminate immediately. Unless otherwise determined by the board of directors or compensation committee, the exercise price per share of common stock subject to an option shall be equal to no less than 10% of the fair market value of the common stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999.

      The Plan may be amended, altered, suspended, discontinued or terminated by the board of directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would:

            a. decrease the NSO price (except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan, or

            b.    extend the NSO period, or

            c. materially increase the benefits accruing to Plan participants, or

            d. materially modify Plan participation eligibility requirements, or

            e.    extend the expiration date of the Plan.

      Unless otherwise indicated the Plan will remain in effect for a period of ten years from the date adopted unless terminated earlier by the board of directors except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

                                Equity Compensation Plan Information

                                                                                Number of securities
                                                                               remaining available for
                                                                                future issuance under
                            Number of securities to      Weighted-average        equity compensation
                            be issued upon exercise     exercise price of         plans (excluding
                            of outstanding options,    outstanding options,    securities reflected in
                              warrants and rights      warrants and rights           column (a))

      Plan category                   (a)                      (b)                       (c)
------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                                          --                     --                   1,500,000
------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security
holders                                          --                     --                          --
------------------------------------------------------------------------------------------------------
          Total                                  --                     --                   1,500,000
------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to the Stock Transaction, Purchaser acquired all of the issued and outstanding shares of the Company's common stock held by the then officers and sole directors of the Company, Harold Barson and Jeffrey Brown. After giving effect to the Stock Transaction, each of Mr. Gaines and Mr. Barranachea will be indirect owners of a total of 9,468,000 shares of the Company's common stock by reason of their control of Purchaser. Such securities ownership represents 94.68% of the issued and outstanding shares of the Company's common stock. Upon the completion of the Stock Transaction, Messrs. Gaines and Barranachea will each become directors of the Company's Board.

      Prior to completion of the Stock Transaction, Harold Barson, as the Company's Chief Executive Officer and a director, and Jeffrey Brown, as the Company's Secretary/Treasurer and a director, held 9,160,000 and 100,000 shares, respectively, of the common stock of the Company, which stock having been previously issued to them upon incorporation of the Company in May 2004. Such stock was all valued at $.001 per share and all in exchange for the business of ABC Funding, an unincorporated entity founded by Mr. Barson in May 2002.

      Mr. Barson is a party to the lease covering our office space. The payments under that lease amounted to $3,562 in 2005 and $4,029 in 2004 with ABC being required to pay 50% of such costs.

      Harold Barson received origination and other fees aggregating $32,846 in 2005 and $19,160 in 2004, respectively.

      In addition, a consulting firm, GCND, Inc., and a law firm associated with shareholders (each holding less than 1% of our outstanding common stock) are owed aggregate fees of $53,000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act, as amended, requires ABC's executive officers, directors and persons who beneficially own more than 10% of ABC's common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish ABC with copies of all Section 16(a) forms they file. Based solely on its review of such forms received by it, except as provided below, ABC believes that all filing requirements applicable to its directors, executive officers and beneficial owners of 10% or more of the common stock have been complied with since January 9, 2006, the date that the Company registered on Form 8-A its class of common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. Neither Harold Barson nor Jeffrey Brown, each a director and officer of the Company, has yet to file with the Securities and Exchange Commission their respective reports on Forms 3 with respect to their stock holdings in the Company, as set forth in the Beneficial Ownership Table contained elsewhere in this Information Statement, at the time of the Company's filing of the aforementioned registration statement on Form 8-A.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned thereto duly authorized.

                                           ABC FUNDING, INC.

Dated: April 12, 2006                      By: /s/ Harold Barson
                                               ---------------------------------
                                               Name:  Harold Barson
                                               Title: Chief Executive Officer